UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 22, 2012

Affirmative Insurance Holdings, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-50795	75-2770432
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4450 Sojourn Drive, Suite 500, Addison, Texas	75001
(Address of principal executive offices)	Zip Code

Registrant’s telephone, including area code: (972) 728-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 22, 2012, Affirmative Insurance Holdings, Inc. (the “Registrant”) received a written determination notice (the “Determination”) from the Listing Qualifications Staff of the NASDAQ Stock Market (the “Staff”), stating that the Registrant’s securities will be delisted from the NASDAQ Global Select Market. As reported by the Registrant on a Form 8-K filed with the Commission on April 10, 2012 (File No. 000-50795), the Registrant received written notice (the “Notice”) from the Staff on April 5, 2012, stating that the Registrant no longer complied with the minimum stockholders’ equity requirement for continued listing on the NASDAQ Global Select Market. NASDAQ Listing Rule 5450(b)(1) requires a company listed on the NASDAQ Global Select Market to maintain a minimum of $10,000,000 in stockholders’ equity as set forth in the company’s most recent publicly reported financial statements.

Under NASDAQ listing rules, the Registrant had 45 calendar days from the date of the Notice, or until May 21, 2012, to submit a plan to regain compliance with the stockholders’ equity continued listing requirement. As of May 21, 2012, the Registrant decided not to submit a plan to regain compliance by the required deadline. Accordingly, the Staff issued the Determination.

Because the Registrant does not intend to appeal the Determination, trading in the Registrant’s common stock will be suspended at the opening of business on May 31, 2012. At that time, the Staff will file a Form 25-NSE with the Commission to remove the Registrant’s securities from listing and registration on the NASDAQ Global Select Market.

Once trading in the Registrant’s common stock is suspended, it may be quoted on the over-the counter market, including on the Over the Counter Bulletin Board (“OTCBB”) or OTC Markets Group OTCQB (“OTCQB”). The Registrant’s common stock has been recently trading on the over-the-counter market. The Registrant intends to maintain compliance with its reporting obligations under the Securities and Exchange Act of 1934 to maintain eligibility for quoting on the OTCBB and/or OTCQB. However, there is no assurance that any market maker will decide to quote the Company’s common stock or continue to do so, nor is there any assurance that the Company’s common stock will remain eligible for quoting on the OTCBB, OTCQB or any other market.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “expect,” “anticipate,” “estimate” and similar words, although some forward-looking statements are expressed differently. Forward-looking statements represent our management’s judgment regarding future events. Although the Registrant believes that the expectations reflected in such forward-looking statements are reasonable, the Registrant can give no assurance that such expectations will prove to be correct. All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements. The Registrant cannot guarantee the accuracy of the forward-looking statements, and the Registrant’s actual results could differ materially from those contained in any forward-looking statements due to a number of factors, including the statements under the heading “Risk Factors” contained in the Registrant’s filings with the Securities and Exchange Commission. Accordingly, such forward-looking statements are subject to a number of risks and uncertainties and may cause actual results to differ materially from the Registrant’s expressed expectations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFIRMATIVE INSURANCE HOLDINGS, INC.

	By:	/s/ Joseph G. Fisher
Date: May 25, 2012	Name:	Joseph G. Fisher
	Title:	Executive Vice President and General Counsel